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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K





                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                         Date of Report: July 14, 1998
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                           PLATINUM technology, inc.
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              (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-19058                  36-3509662
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

1815 South Meyers Road, Oakbrook Terrace, Illinois                60181
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     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code (630) 620-5000
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Item 5.   Other Events.

On July 14, 1998, the Registrant issued the press release attached as Exhibit
99.1 to announce its results of operations for the second quarter of 1998. The information contained in the press release is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1           Press Release dated July 14, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLATINUM technology, inc.


Dated:  July 16, 1998            By: /s/ Larry S. Freedman
                                    --------------------------------------------
                                       Larry S. Freedman
                                       Senior Vice President and General Counsel


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                                 EXHIBIT INDEX
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Exhibit No.              Exhibit
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99.1                Press Release dated July 14, 1998

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